EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alvin A. Hirsch, the Chief Financial Officer of Mile Marker International, Inc. (the "Company"), have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (the "Report").

The undersigned hereby certifies that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 29th day of July, 2004.


/s/  Alvin A. Hirsch
------------------------
     Alvin A. Hirsch
Chief Financial Officer


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